UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2007

Keane, Inc.

(Exact name of registrant as specified in charter)

Massachusetts	001-7516	04-2437166
(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification No.)

100 City Square, Boston, Massachusetts	02129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 241-9200

N/A

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On February 23, 2007, Keane, Inc. (the “Company”) issued a press release announcing it has received an inquiry from the Securities and Exchange Commission (the “SEC”) requesting documents related to the Company’s stock option grants and stock option practices.  The Company intends to cooperate with the SEC in this matter. The full text of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index attached to this Report, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEANE, INC.

Date: February 23, 2007	By:	/s/ John J. Leahy
John J. Leahy
Executive Vice President of Finance and
Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 23, 2007.